EXHIBIT 32.2

                                  CERTIFICATION
      PURSUANT TO SECTION 13A-14(B) OF THE SECURITIES EXCHANGE ACT OF 1934
                           AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of Peak Entertainment Holdings, Inc. (the "Company") on Form 10-KSB for the transition period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), the undersigned, Nicola Yeomans, Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Nicola Yeomans
---------------------------------
Nicola Yeomans
Principal Financial Officer
Date:  May 10, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.